                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              February 15, 2000
                               Date of Report
                      (Date of earliest event reported)

                          NANOMETRICS INCORPORATED
           (Exact name of registrant as specified in its charter)

                                 CALIFORNIA
               (State or other jurisdiction of incorporation)


                0-13470                              94-2276314
         (Commission File No.)          (IRS Employer Identification Number)


                             310 DeGuigne Drive
                        Sunnyvale, California  94086
                  (Address of Principal Executive Offices)

                               (408) 746-1600
            (Registrant's Telephone Number, Including Area Code)
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Item 5.     Other Events
-------     -------------

     Results for Quarter Ended December 31, 1999

     On February 15, 2000, Nanometrics Incorporated announced unaudited financial results for its fourth fiscal quarter ended December 31, 1999 and for its fiscal year ended December 31, 1999. Unaudited summary balance sheet information and summary revenue and income results are as follows:

       [The remainder of this page has been intentionally left blank]

                            NANOMETRICS INCORPORATED
                          CONSOLIDATED BALANCE SHEETS
                  (Amounts in thousands except share amounts)

                                                           December 31,    December 31,
ASSETS                                                         1999           1998
                                                           ------------    ------------
CURRENT ASSETS:
 Cash and cash equivalents                                      $ 3,442       $ 1,518
 Short-term investments                                          14,698         9,913
 Accounts receivable, net of allowances of $425 and $420         11,435         8,458
 Inventories                                                      9,460        11,719
 Deferred income taxes                                            1,722         1,441
 Prepaid expenses and other                                       1,196         2,328
                                                                -------       -------
          Total current assets                                   41,953        35,377
PROPERTY, PLANT AND EQUIPMENT, NET                                2,998         2,481
DEFERRED INCOME TAXES                                               135           560
OTHER ASSETS                                                      1,324           887
                                                                -------       -------
     TOTAL                                                      $46,410       $39,305
                                                                =======       =======

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable                                               $ 2,412       $ 1,395
 Accrued payroll and related expenses                               751           317
 Other current liabilities                                        1,721         1,720
 Income taxes payable                                               464             -
 Current portion of debt obligations                                584         1,324
                                                                -------       -------
          Total current liabilities                               5,932         4,756
DEFERRED RENT                                                        35            43
DEBT OBLIGATIONS                                                  2,288         2,496
                                                                -------       -------
          Total liabilities                                       8,255         7,295
                                                                -------       -------
SHAREHOLDERS' EQUITY:
 Common stock, no par value; 25,000,000 shares
  authorized; 9,163,998 and 8,690,643 outstanding                17,277        14,170
 Retained earnings                                               20,608        17,974
 Accumulated other comprehensive income (loss)                      270          (134)
                                                                -------       -------
          Total shareholders' equity                             38,155        32,010
                                                                -------       -------
     TOTAL                                                      $46,410       $39,305
                                                                =======       =======

                            NANOMETRICS INCORPORATED
                       CONSOLIDATED STATEMENTS OF INCOME
                (Amounts in thousands, except per share amounts)

                                        Three Months Ended        Year Ended
                                           December 31,          December 31,
                                           (Unaudited)
                                         1999        1998       1999       1998
                                      ----------   --------   --------   --------
NET REVENUES:
  Product sales                         $11,712    $ 4,146    $32,162    $29,718
  Service                                 1,163        847      4,246      3,546
                                        -------    -------    -------    -------
  Total net revenues                     12,875      4,993     36,408     33,264
                                        -------    -------    -------    -------

COSTS AND EXPENSES:
  Cost of product sales                   5,094      2,531     14,606     13,002
  Cost of service                         1,263        882      4,560      3,669
  Research and development                1,449      1,026      4,658      4,206
  Acquired in-process research and
    development                               -          -          -      1,421
  Selling                                 1,766      1,261      5,871      5,728
  General and administrative                878        735      2,973      2,828
                                        -------    -------    -------    -------
   Total costs and expenses              10,450      6,435     32,668     30,854
                                        -------    -------    -------    -------

INCOME (LOSS) FROM
  OPERATIONS                              2,425     (1,442)     3,740      2,410

OTHER INCOME (EXPENSE)
Interest income                             178        109        661        572
Interest expense                            (22)       (39)       (85)      (108)
Other, net                                   26        170          0         64
                                        -------    -------    -------    -------
   Total other income, net                  182        240        576        528
                                        -------    -------    -------    -------

INCOME  (LOSS) BEFORE
 PROVISION FOR INCOME TAXES               2,607     (1,202)     4,316      2,938

PROVISION FOR INCOME TAXES                  976       (519)     1,682      1,108
                                        -------    -------    -------    -------

NET INCOME (LOSS)                       $ 1,631    $  (683)   $ 2,634    $ 1,830
                                        =======    =======    =======    =======

NET INCOME (LOSS) PER SHARE:
   Basic                                   $.18      $(.08)      $.30       $.21
                                        =======    =======    =======    =======
   Diluted                                 $.17      $(.08)      $.28       $.20
                                        =======    =======    =======    =======
SHARES USED IN PER SHARE
COMPUTATION:
   Basic                                  9,033      8,686      8,829      8,635
                                        =======    =======    =======    =======
   Diluted                                9,842      8,686      9,393      9,041
                                        =======    =======    =======    =======

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

     These financial results are based on the quarter ended December 31, 1999 and the year ended December 31, 1999 and are not necessarily indicative of future financial results. Investors are encouraged to review Nanometrics' other filings with the Securities and Exchange Commission for a discussion of factors that could affect Nanometrics' future performance.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

            (c)  Exhibits

                 27.1  Financial Data Schedule

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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 15, 2000                NANOMETRICS INCORPORATED

                                        By: /s/ Paul B. Nolan
                                           ---------------------------------
                                           Paul B. Nolan
                                           Chief Financial Officer

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EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
27.1                            Financial Data Schedule

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